

Quest

delivering computer vision

Safe harbor

This presentation is neither an offer to sell nor a solicitation of offers to purchase securities. This presentation is the confidential intellectual property of Quest Solution, Inc. and its subsidiaries (together, "Quest"). Any use or redistribution of this document or its contents without the express written consent of Quest is prohibited.

This presentation contains statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "may", "would", "will", "expect", "estimate", "can", "believe", "potential", "target", "outlook", "plan", "objectives" and similar expressions and variations are intended to identify forward-looking statements. Those statements appear in a number of places in the presentation and include statements regarding the intent, belief or current expectations of Quest, its directors or its officers with respect to, among other things: (i) trends affecting Quest's financial condition or results of operations; (ii) Quest's financing plans; and (iii) Quest's financial targets and plans; and (iv) Quest's business and growth strategies, among other things.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. You are cautioned not to place undue reliance on these forward-looking statements, which reflect Quest's management's view only as of the date of this presentation. Quest undertakes no obligation to publicly update or revise and forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

www.QuestSolution.com/investors

the challenge

connectivity | real time | analytics | response | predict/forecast

The digital supply chain: industry 4.0



75.4 billion[1]
connected IoT devices by 2025—increasing demand, trended demand



[e-commerce](), mobile networks & social media
empower customers to purchase at virtually any hour or location. Expecting delivery within hours


Digital supply networks
Synchronized planning
Dynamic fulfillment
Connected customer
Digital core
Digital development
Smart factory
Intelligent supply

Current solutions are not enough
Solutions and leaders, to be relevant, need to increase productivity, allow innovation and new ideas to emerge

Smart City: Safe City & Border control/Parking



Economic growth and rapid urbanization. Increasing demand of vehicles. **With increasing risks and threats**



Increasing crime, border control challenges, require fast response and adaptability by law enforcement agencies. Fast and accurate decision making is essential. Utilizing **all existing DB's**



A shift from existing conventional solutions towards automation, connected cross-agency approach, to improving processes without compromising safety and security. To reduce crime and manage city security.

1. Forbes: 2017 Roundup of Internet of Things Forecasts (Dec 10, 2017)

innovation

computer vision


Real-time, m2m, connected solution with less devices and more productivity
locate
detect
identify
respond
predict
Analytics/
Predictive
Analytics
Big Data
SW/Algorithm
AI/ML
computer
vision
Reports
Dash Boards
Cloud
Services
IoT
Application
Dev.
Hardware
design/
Automation
Real time
data
&
Real time
alerts

AI solutions – safe city/parking


Ticketless Safe
Parking

$3.39B Market[2]
Growth to $5.15B by 2023

Fast penetration due to accuracy and the quickest identification, allowed deployment in airports, in 17 major airports. Airports/malls/hospitals/casinos/ enterprises

$2.7B Market[3]
Growth to $2.8B by 2021

Providing Schools and Universities a new pro-active, real time security approach. Quick response and minimizing threats. Deployment in three Miami schools. $12K annual per school. 4K schools in FL alone


Safe School


Border control

$600M Market[4]
Growth to $2B by 2026

Increasing demand for integrated M2M real time proven solution. Texas-Mexico, San Diego-Mexico, Israeli borders

$16.2B Market[5]
Growth to $29.6B by 2022

Smart connected cities require real time regulation enforcement, control, monitoring.
Deployed in FL, Israel, Emirates


Safe City

2. MarketsandMarkets: Parking Management Market by Solution (Parking Guidance, Reservation Management, Permit, Enforcement, PARC, Security & Surveillance, Analytics), Service, Deployment Type, Parking Site (Off-Street and On-Street), and Region - Global Forecast to 2023 (June 2018).
3. IHS Markit: School Security Systems Industry – US Market Overview (Feb 26, 2018).
4. Global Automated Border Control Market Size, Market Share, Application Analysis, Regional Outlook, Growth Trends, Key Players, Competitive Strategies and Forecasts, 2018 To 2026 (July 2018).
5. IHS Markit: The Safe City: Assessing Opportunities and Challenges in a Budding Security Concept (Dec 12, 2018).

AI solutions – digital supply chain



WMS

$2.06B Market[6]
Growth to $5.72B by 2025

Technological developments allowing rapid, real-time responses to changing demands. Optimization of resources

- Real time 24/7 m2m detection and identification of inventory
- Automated asset management allowing a push of a button intelligent location of assets
- Real time monitoring and reporting
- Analytics creating efficiencies, increase productivity, adoptable to sudden increased requirements or decreased requirements.
- Less devices, more productivity, cheaper
- Connected, Real-Time, reporting & analytics, adaptable, flexible, efficient, predictive
- Innovation, meeting today's challenges and tomorrow's needs

YMS

$3B Market[7]
Growth to $7.6B by 2025

Connected real time solution, allowing efficiency and increasing productivity



- Container identification (port/train) → efficient truck reservation. Authentication of truck/container
- DC entrance gate arrival notice and m2m entrance authorization
- Yard intelligent locator for truck and container position
- Warehouse efficient entrance operation
- DC exit gate exit operation with required authentication and destination point alerts
- Connected, Real-Time, reporting & analytics, adaptable, flexible, efficient, predictive
- Innovative approach (Uber concept) allowed through the computer vision technology base on AI/ML
- Meeting today's challenges and tomorrow's needs

6. Grand View Research: WMS Market Size Worth $5.72 Billion by 2025 | CAGR: 16.3% (April 2018).
7. Global Dock and Yard Management Systems Market: Technological Advancements to Steer Uptake of Dock and Yard Management Systems - Transparency Market Research (December 22, 2017)

connectivity real time analytics response predict/forecast

customers

Government

- BROOKHAVEN NATIONAL LABORATORY
- U.S. Department of Transportation
- Port of Rotterdam

Airports

- JFK
- LGA
- Newark Liberty International Airport
- DFW Dallas/Fort Worth International Airport
- Dulles International
- Fort Lauderdale-Hollywood International Airport
- Tampa International Airport
- BWI
- Sacramento International Airport
- San Antonio

Parking

- Scheidt & Bachmann
- HUB
- WPS a dynniq company
- SKIDATA
- DESIGNA
- TIBA Parking Systems

Retail/T&L/manufacturing

- SAFEWAY
- ACE Hardware
- Sherwin-Williams
- Foot Locker
- ICEE
- PENSKE
- GardaWorld
- ALDO Group
- Bridgestone Your Journey, Our Passion
- NISSAN
- FIAT
- OAKLEY
- JO-ANN fabric and craft stores

Healthcare

- Abbott A Promise for Life
- McKESSON Empowering Healthcare
- LabCorp Laboratory Corporation of America
- LifeWatch
- Bayer
- CardinalHealth
- AmerisourceBergen
- UCSF Medical Center

Adding Intelligence To Our Future



Quest's Business

Leading provider of automatic, Artificial Intelligence (AI) enhanced identification and data capture solutions for: • Supply Chain Management • Parking Automation • Homeland Security • Law Enforcement
HQ: Salt Lake City, Utah
R&D: Israel
Employees: 65

Financial Results

Revenue (TTM)*: $56.0M & Growing
Positive Adjusted EBITDA & Growing
Total Shares Outstanding: 89.1M **Total Float:** ~45M **Average Daily Volume:** 31,600
Market Cap: $44M**
Incorporated: Delaware

*For the twelve (12) months from 10/1/2017 – 9/30/2018
**As of 5.01.2019

Implementing our strategy


Big Data
AI-Based Image Processing
Software for Supply Chain Applications (Route Edge)
Mobile Cloud Analytics
Industrial Internet of Things (IIoT) and RFID Solutions
Infrastructure, Networking, Security & Management
Hardware Supplies & Accessories
Margins
Legacy Offerings
New Offerings
Future

peer transactions & comparisons

Attractive valuation compared to peers as evidenced by recent transactions

Motorola Solutions Acquires VaaS International Holdings, Leader in Data and Image Analytics for Vehicle Location	$445 million in a combination of cash and equity
	4.5x projected 2019 revenue of $100 million
Intel Acquires Mobileye, global leader in the development of computer vision & machine learning, data analysis, localization & mapping for advanced driver assistance systems & autonomous driving	84% of Mobileye's outstanding shares for $15.3 billion
	43x revenue of $358 million
Cognex Corporation (NASDAQ: CGNX) provides machine vision products that capture and analyze visual information in order to automate tasks primarily in manufacturing processes worldwide. It provides machine vision products, which are used to automate the manufacture and tracking of items.	$8.3B Market Cap
	10.3x Price to Sales
Manhattan Associates, Inc. (NASDAQ: MANH) develops, sells, deploys, services, and maintains software solutions to manage supply chains, inventory, and omni-channel operations for retailers, wholesalers, manufacturers, logistics providers, and other organizations.	$4.3B Market Cap
	7.5x Price to Sales

investment highlights

1 LEADERS IN INNOVATION

Quest developed the NextGen computer vision solutions to meet Industry 4.0 and Smart City challenges. Our AI & ML allow our customers to detect, identify, adopt and respond in real time. As leaders in technological innovation, we replace existing technologies and solutions with ours.

2 ATTRACTIVE VALUATION

Existing attractive valuation compared to our peers.

- Transaction: VaaS Intl. acquired in Jan 2019 for 4.5 X projected 2019 revenue.
- Comparison: Cognex (CGNX) valued @ 10 X revenue.

3 FORTUNE 500 CUSTOMERS

Expansion opportunities integrating Quest's NextGen solutions to our existing customers. Introducing new products to new customers within our existing verticals. All NextGen solutions present significantly higher margins and revenue growth.

4 POSITIONED FOR GROWTH

With our breakthrough technology, existing Fortune 500 companies as customers, solutions that meet today's challenges and tomorrow's needs, together with our intended uplisting to NASDAQ, Quest is poised for huge growth. The Quest name is becoming associated with a very respectful list of organizations that have changed reality in their field of operation





Thank you

QUEST SOLUTION

Artificial Intelligence-Based Solutions